Nikola Corporation Reports Fourth Quarter and Full Year 2023 Results

•Delivered the first production hydrogen fuel cell electric truck available in North America
◦Delivered 35 hydrogen fuel cell electric trucks in Q4 ending the period with no finished goods inventory
◦From October 2023 through January 31, 2024, 225 additional voucher requests have been submitted in Calif. for hydrogen fuel cell electric trucks, all for Nikola
•Remain on track to get the first battery-electric trucks back into end user hands by the end of Q1
•Opened first HYLA modular refueling station in Ontario, Calif. and announced partnership with FirstElement Fuel in Oakland, Calif. providing fleets with fueling solutions in Northern and Southern Calif.
•During Q4 raised $230.3M, ending the year with $464.7M of unrestricted cash, highest unrestricted cash balance since Q4 2021
•Added two additional reputable and seasoned board members with deep experience in trucking and energy
◦Jonathan Pertchik, former CEO of TravelCenters of America
◦Carla Tully, whose experience includes leading and scaling energy organizations across Fortune 150, private equity, and startups (appointed in February 2024

PHOENIX – February 22, 2024 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy supply and infrastructure solutions, via the HYLA brand, today reported financial results and business updates for the fourth quarter and full year ended December 31, 2023.

“Today we’re sharing what we’ve accomplished and how we are providing fully integrated zero-emissions mobility solutions to fleets right now,” said Nikola President and CEO Steve Girsky. “We began delivering production hydrogen fuel cell electric trucks in Q4, fleets are fueling daily at our modular refueling station in Ontario, California, we continue to rack up HVIP vouchers, and we are on track to start getting our battery-electric trucks back to end users by the end of the first quarter.”

“In California, we have 99% of all the hydrogen fuel cell electric tractor HVIP vouchers requested in 2023 through January 2024,” Girsky continued. “There are more requests for our fuel cell truck alone than all other truck OEMs combined on both battery and hydrogen fuel cell electric trucks in the same period. It’s a testament to our market leading position, quality of our products, and the high level of Nikola fleet success. We are making the most of our head start and capitalizing on our first-mover advantage.”

Launch of the Hydrogen Fuel Cell Electric Truck and Hydrogen Refueling Ecosystem

In Q4 2023, we demonstrated our ability to produce, manufacture, and deliver the hydrogen fuel cell electric truck. We believe we have delivered the first production Class 8 hydrogen fuel cell truck available in North America. Fleets are operating the trucks daily, fueling at our first modular refueling site in Ontario, Calif. and our partner FirstElement Fuel’s station in Oakland, Calif.

Looking forward to 2024, we are focused on optimizing revenue and costs in our business, as we seek to scale hydrogen fuel cell electric truck production, secure additional modular refueling sites and deploy modular fuelers to support fleets and bring the battery-electric product back to the marketplace.

Hydrogen Fuel Cell Electric Truck

In Q4 2023, we delivered what we believe is the first production hydrogen fuel cell electric truck available in North America. We produced 42, delivering 35 of those to dealers and reserved seven for continued testing and fleet demos. Every truck delivered to dealers is spoken for by an end user, some of which are already utilizing the trucks in operations daily. End users include:

▪Long standing partner Biagi Bros.
▪IMC Logistics, the largest marine drayage company in the U.S.
▪4 Gen / Duncan and Sons Lines

▪Alberta Motor Transport Association
▪Coyote Container

In Calif. 99% (355 of 360) of the hydrogen fuel cell electric HVIP vouchers requested in 2023 through January 2024 are for our hydrogen fuel cell electric truck. We continue to build a strong sales funnel as our sales team works in conjunction with dealers. Initial fleet feedback on truck performance has been positive. Coyote Container completed an 866-mile round trip haul between The Port of Oakland, Port of Long Beach, HYLA Ontario refueling station, and returned to Oakland, stopping for only one refuel.

Battery-Electric Truck

We remain on track to deliver the first re-worked battery-electric trucks with new battery packs back to end users by the end of Q1 and believe all trucks will be returned to end user fleets by the end of Q2 or early Q3. Once end user trucks have been returned, we plan to begin retrofitting the remaining battery-electric trucks in Nikola inventory and selling them for revenue in late Q3 or early Q4.

Since October 2023, there have been 33 additional HVIP voucher requests for the battery-electric truck in Calif. In addition to new battery packs from an alternative supplier, what we call the BEV “2.0” is expected to have a number of additional enhancements, some available upon release and some to be implemented over time, which further improve the trucks capabilities. Some of the improvements include an updated instrument display, a more user-friendly mobile app, and scheduled departure charging to ensure maximum state of charge when a driver begins their route. In addition to the new packs and features, we also expect the trucks will be lighter, improving payload capacity.

Energy

We recently announced the opening of our first HYLA modular refueling station in Ontario, Calif., as well as our collaboration with FirstElement Fuel for fleets to use their refueling station in Oakland, Calif. Fleets are utilizing both fueling locations and hauling freight between Southern and Northern Calif.

Our HYLA team is working to secure additional fueling sites throughout Calif., and believes we have line of sight to secure an additional six in Southern Calif. and three in Northern Calif. in 2024. The HYLA station development strategy is to deploy modular fueling assets as truck network density is amassed in the region. Once truck density is amassed, fixed stations can be constructed and placed into service. Upon the completion of fixed station infrastructure, modular fuelers can be redeployed to a new geography and the cycle can be replicated. We believe the modular refueling strategy allows us to be nimble and rapidly enter new markets, while remaining capital efficient.

Fourth Quarter and Full Year Financial Highlights

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except share, per share and truck data)	2023	2022	2023	2022
Trucks produced	42	133	138	258
Trucks shipped	35	20	114	131
Total revenues	$11,532	$5,463	$35,839	$49,725
Gross profit (loss)	$(38,236)	$(26,974)	$(214,067)	$(85,969)
Gross margin	(332)%	(494)%	(597)%	(173)%
Net loss from continuing operations	$(153,596)	$(175,966)	$(864,621)	$(738,138)
Net loss	$(153,596)	$(222,066)	$(966,282)	$(784,238)
Adjusted EBITDA (1)	$(102,031)	$(131,489)	$(519,348)	$(414,894)
Net loss from continuing operations per share, basic and diluted	$(0.14)	$(0.36)	$(1.08)	$(1.67)
Non-GAAP net loss per share, basic and diluted(1)	$(0.11)	$(0.30)	$(0.79)	$(1.03)
Weighted-average shares outstanding, basic and diluted	1,078,090,959	487,551,035	800,030,551	441,800,499
(1) A reconciliation of the non-GAAP information is provided below in the financial statement tables in the press release.

Webcast and Conference Call Information

Nikola will host a webcast to discuss its fourth quarter and full year 2023 results and business progress at 7:30 a.m. Pacific Time (10:30 a.m. Eastern Time) on February 22, 2024. To access the webcast, parties in the United States should follow this link: https://www.webcast-eqs.com/nikola20240222/en.

The live audio webcast, along with supplemental information, will be accessible on the Company's Investor Relations website at https://nikolamotor.com/investors/news?active=events. A recording of the webcast will also be available following the earnings call.

About Nikola Corporation

Nikola Corporation's mission is clear: pioneering solutions for a zero-emissions world. As an integrated truck and energy company, Nikola is transforming commercial transportation, with our Class 8 vehicles, including battery-electric and hydrogen fuel cell electric trucks, and our energy brand, HYLA, driving the advancement of the complete hydrogen refueling ecosystem, covering supply, distribution and dispensing. Nikola headquarters is based in Phoenix, Arizona with a manufacturing facility in Coolidge, Arizona.

For more information visit our website Facebook @nikolamotorcompany, Instagram @nikolamotorcompany, YouTube @nikolamotorcompany, LinkedIn @nikolamotorcompany or Twitter @nikolamotor.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to: the Company's future financial and business performance, business plan, strategy, focus, opportunities and milestones; expected orders and customer demand for trucks; the Company’s beliefs regarding competition and that it has competitive and first-mover advantage; the Company’s business outlook; the Company’s expectations regarding hydrogen supply and plans to secure adequate hydrogen supply; expected benefits of the modular refueling strategy; expectations related to the battery-electric truck recall, including the nature of the repairs, the Company’s expectations regarding the trucks, and timing of battery replacement and truck deliveries and sales; the Company’s sales efforts; and government incentives and expectations regarding customer demand related to such incentives. These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: successful execution of the Company’s business plan; design and manufacturing changes and delays, including global shortages in parts and materials and other supply challenges; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; demand for and customer acceptance of the Company’s trucks and hydrogen refueling solutions; the results of customer pilot testing; the execution and terms of definitive agreements with strategic partners and customers; the failure to convert LOIs or MOUs into binding orders; the cancellation of orders; risks associated with development and testing of fuel cell power modules and hydrogen storage systems; risks related to the recall, including higher than expected costs, the discovery of additional problems, delays retrofitting the trucks and delivering such trucks to customers, supply chain and other issues that may create additional delays, order cancellations as a result of the recall, litigation, complaints and/or product liability claims, and reputational harm; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the effects of competition on the Company’s business; the Company’s ability to raise capital; the Company’s ability to achieve cost reductions and decrease its cash usage; the grant, receipt and continued availability of federal and state incentives; the completion of the 2023 audit and any related adjustments to financial results; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures

This press release references Adjusted EBITDA and non-GAAP net loss per share, basic and diluted, all of which are non-GAAP financial measures and are presented as supplemental measures of the Company's performance. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation expense, and certain other items determined by the Company. Non-GAAP net loss is defined as net loss adjusted for stock-based compensation expense and certain other items determined by the Company. Non-GAAP net loss per share, basic and diluted is defined as non-GAAP net loss divided by weighted average basic and diluted shares outstanding. These non-GAAP measures are not substitutes for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data) (unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022

Revenues:
Truck sales	$10,368	$4,695	$30,061	$45,931
Service and other	1,164	768	5,778	3,794
Total revenues	11,532	5,463	35,839	49,725
Cost of revenues:
Truck sales	46,617	31,695	242,519	132,556
Service and other	3,151	742	7,387	3,138
Total cost of revenues	49,768	32,437	249,906	135,694
Gross loss	(38,236)	(26,974)	(214,067)	(85,969)
Operating expenses:
Research and development	39,874	66,134	208,160	270,480
Selling, general and administrative	39,325	56,270	198,768	346,186
Loss on supplier deposits	10,401	—	28,834	—
Total operating expenses	89,600	122,404	435,762	616,666
Loss from operations	(127,836)	(149,378)	(649,829)	(702,635)
Other income (expense):
Interest expense, net	(4,761)	(6,958)	(76,023)	(17,712)
Revaluation of warrant liability	56	410	371	3,903
Gain on divestiture of affiliate	—	—	70,849	—
Loss on debt extinguishment	(10,663)	—	(31,025)	—
Other income (expense), net	(10,250)	(5,446)	(162,534)	(1,023)
Loss before income taxes and equity in net loss of affiliates	(153,454)	(161,372)	(848,191)	(717,467)
Income tax expense	11	3	12	6
Loss before equity in net loss of affiliates	$(153,465)	$(161,375)	$(848,203)	$(717,473)
Equity in net loss of affiliates	(131)	(14,591)	(16,418)	(20,665)
Net loss from continuing operations	$(153,596)	$(175,966)	$(864,621)	$(738,138)
Discontinued operations:
Loss from discontinued operations	—	(46,100)	(76,726)	(46,100)
Loss from deconsolidation of discontinued operations	—	—	(24,935)	—
Net loss from discontinued operations	—	(46,100)	(101,661)	(46,100)
Net loss	$(153,596)	$(222,066)	$(966,282)	$(784,238)

Basic net loss per share:
Net loss from continuing operations	$(0.14)	$(0.36)	$(1.08)	$(1.67)
Net loss from discontinued operations	—	(0.10)	(0.13)	(0.11)
Net loss	$(0.14)	$(0.46)	$(1.21)	$(1.78)

Diluted net loss per share:
Net loss	$(0.14)	$(0.46)	$(1.21)	$(1.78)

Weighted-average shares outstanding, basic and diluted	1,078,090,959	487,551,035	800,030,551	441,800,499

Includes stock-based compensation as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Cost of revenues	$362	$2,779	$2,175	$2,779
Research and development	3,170	6,837	22,213	34,949
Selling, general, and administrative	2,943	31,615	51,003	214,717
Total stock-based compensation	$6,475	$41,231	$75,391	$252,445

CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data) (unaudited)

	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$464,715	$225,850
Restricted cash and cash equivalents	1,224	10,600
Accounts receivable, net	17,974	31,638
Inventory	62,588	111,870
Prepaid expenses and other current assets	25,911	27,943
Assets subject to assignment for the benefit of creditors, current portion	—	29,025
Total current assets	572,412	436,926
Restricted cash and cash equivalents	28,026	77,459
Long-term deposits	14,954	34,279
Property, plant and equipment, net	503,416	417,785
Intangible assets, net	85,860	92,473
Investment in affiliates	57,062	62,816
Goodwill	5,238	6,688
Other assets	7,889	8,107
Assets subject to assignment for the benefit of creditors	—	100,125
Total assets	$1,274,857	$1,236,658
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$44,133	$93,242
Accrued expenses and other current liabilities	207,022	179,571
Debt and finance lease liabilities, current	8,950	61,675
Liabilities subject to assignment for the benefit of creditors, current portion	—	49,102
Total current liabilities	260,105	383,590
Long-term debt and finance lease liabilities, net of current portion	269,279	290,128
Operating lease liabilities	4,765	6,091
Other long-term liabilities	21,512	6,684
Deferred tax liabilities, net	22	15
Liabilities subject to assignment for the benefit of creditors	—	23,671
Total liabilities	555,683	710,179
Commitments and contingencies
Stockholders' equity
Preferred stock	—	—
Common stock	133	51
Additional paid-in capital	3,790,272	2,562,855
Accumulated deficit	(3,071,069)	(2,034,850)
Accumulated other comprehensive loss	(162)	(1,577)
Total stockholders' equity	719,174	526,479
Total liabilities and stockholders' equity	$1,274,857	$1,236,658

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands) (unaudited)

	Years Ended December 31,
	2023	2022
Cash flows from operating activities
Net loss	$(966,282)	$(784,238)
Less: Loss from discontinued operations	(101,661)	(46,100)
Loss from continuing operations	(864,621)	(738,138)
Adjustments to reconcile net loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	35,890	22,765
Stock-based compensation	75,391	252,445
Equity in net loss of affiliates	16,418	20,665
Revaluation of financial instruments	205,589	(174)
Revaluation of contingent stock consideration	(43,981)	—
Inventory write-downs	71,218	19,705
Non-cash interest expense	79,201	15,481
Loss on supplier deposits	28,834	—
Gain on divestiture of affiliate	(70,849)	—
Loss on debt extinguishment	31,025	—
Other non-cash activity	4,343	873
Changes in operating assets and liabilities:
Accounts receivable, net	13,665	(31,638)
Inventory	(23,756)	(141,168)
Prepaid expenses and other current assets	(44,732)	(27,681)
Long-term deposits	(1,377)	(4,306)
Other assets	(1,530)	(912)
Accounts payable, accrued expenses and other current liabilities	(14,613)	29,669
Operating lease liabilities	(2,009)	(843)
Other long-term liabilities	9,716	1,694
Net cash used in operating activities	(496,178)	(581,563)
Cash flows from investing activities
Purchases and deposits for property, plant and equipment	(120,516)	(168,257)
Divestiture of affiliates	36,000	—
Proceeds from the sale of assets	20,742	18
Payments to assignee	(2,725)	—
Investments in affiliates	(250)	(23,027)
Issuance of senior secured note receivable and prepaid acquisition-related consideration	—	(27,791)
Settlement of price differentials	—	(6,588)
Net cash used in investing activities	(66,749)	(225,645)

Cash flows from financing activities
Proceeds from the exercise of stock options	7,395	6,867
Proceeds from issuance of shares under the Tumim Purchase Agreements	67,587	123,672
Proceeds from registered direct offering, net of underwriter's discount	63,246	—
Proceeds from public offerings, net of underwriter's discount	128,152	—
Proceeds from issuances of convertible debt instruments, net of discount and issuance costs	386,733	233,214
Proceeds from issuance of common stock under Equity Distribution Agreement, net of commissions paid	115,893	165,143
Proceeds from issuance of debt, promissory notes and notes payable, net of issuance costs	—	54,000
Proceeds from issuance of financing obligations, net of issuance costs	56,148	44,823
Proceeds from insurance premium financing	5,223	6,637
Payment for Coupon Make-Whole Premiums	(35,241)	—
Repayment of debt, promissory notes and notes payable	(45,469)	(30,526)
Payments on insurance premium financing	(5,369)	(4,638)
Payments on finance lease liabilities and financing obligation	(1,315)	(316)
Net cash provided by financing activities	742,983	598,876
Net increase (decrease) in cash and cash equivalents and restricted cash and cash equivalents	180,056	(208,332)
Cash and cash equivalents, including restricted cash and cash equivalents, beginning of period	313,909	522,241
Cash and cash equivalents, including restricted cash and cash equivalents, end of period	$493,965	$313,909

Cash flows from discontinued operations:
Operating activities	(4,964)	4,857
Investing activities	(1,804)	(2,469)
Financing activities	(572)	(198)
Net cash provided by (used in) discontinued operations	$(7,340)	$2,190

Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except share and per share data) (unaudited)

Reconciliation of Net Loss from continuing operations to EBITDA and Adjusted EBITDA

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss from continuing operations	$(153,596)	$(175,966)	$(864,621)	$(738,138)
Interest expense, net	4,761	6,958	76,023	17,712
Income tax expense	11	3	12	6
Depreciation and amortization	7,132	6,293	35,890	22,765
EBITDA	(141,692)	(162,712)	(752,696)	(697,655)
Stock-based compensation	6,475	41,231	75,391	252,445
Loss on supplier deposits	10,401	—	28,834	—
Gain on divestiture of affiliates	—	—	(70,849)	—
Loss on debt extinguishment	10,663	—	31,025	—
Revaluation of financial instruments	10,457	(81)	161,608	(174)
Romeo Acquisition transaction costs	—	5,218	—	7,315
Regulatory and legal matters (1)	1,665	(15,145)	7,339	23,175
Adjusted EBITDA	$(102,031)	$(131,489)	$(519,348)	$(414,894)
(1 Regulatory and legal matters include legal, advisory and other professional service fees incurred in connection with the short-seller article from September 2020, and investigations and litigation related thereto.
Reconciliation of GAAP to Non-GAAP Net Loss, and GAAP to Non-GAAP Net Loss per Share, basic and diluted

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss from continuing operations	$(153,596)	$(175,966)	$(864,621)	$(738,138)
Stock-based compensation	6,475	41,231	75,391	252,445
Loss on supplier deposits	10,401	—	28,834	—
Gain on divestiture of affiliate	—	—	(70,849)	—
Loss on debt extinguishment	10,663	—	31,025	—
Revaluation of financial instruments	10,457	(81)	161,608	(174)
Romeo Acquisition transaction costs	—	5,218	—	7,315
Regulatory and legal matters (1)	1,665	(15,145)	7,339	23,175
Non-GAAP net loss	$(113,935)	$(144,743)	$(631,273)	$(455,377)

Non-GAAP net loss per share:
Basic	$(0.11)	$(0.30)	$(0.79)	$(1.03)
Diluted	$(0.11)	$(0.30)	$(0.79)	$(1.03)
Weighted average shares outstanding:
Basic	1,078,090,959	487,551,035	800,030,551	441,800,499
Diluted	1,078,090,959	487,551,035	800,030,551	441,800,499
(1) Regulatory and legal matters include legal, advisory and other professional service fees incurred in connection with the short-seller article from September 2020, and investigations and litigation related thereto.

Reconciliation of Cash flows to Adjusted free cash flow

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Most comparable GAAP measure:
Net cash used for operating activities	$(117,754)	$(150,104)	$(496,178)	$(581,563)
Net cash used for investing activities	(11,107)	(55,702)	(66,749)	(225,645)
Net cash provided by financing activities	230,726	115,925	742,983	598,876

Non-GAAP measure:
Net cash used for operating activities	(117,754)	(150,104)	(496,178)	(581,563)
Purchases of property, plant and equipment	(12,107)	(49,821)	(120,516)	(168,257)
Adjusted free cash flow	$(129,861)	$(199,925)	$(616,694)	$(749,820)

INVESTOR INQUIRIES:

investors@nikolamotor.com